UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 15, 2020 (September 14, 2020)

HEALTHCARE TRUST OF AMERICA, INC.
HEALTHCARE TRUST OF AMERICA HOLDINGS, LP
(Exact name of registrant as specified in its charter)

Maryland (Healthcare Trust of America, Inc.)	001-35568	20-4738467
Delaware (Healthcare Trust of America Holdings, LP)	333-190916	20-4738347
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

16435 N. Scottsdale Road, Suite 320, Scottsdale, Arizona 85254	(480) 998-3478
(Address of Principal Executive Office and Zip Code)	(Registrant’s telephone number, including area code)

www.htareit.com
(Internet address)
N/A
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	HTA	New York Stock Exchange
Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter):

Healthcare Trust of America, Inc.	☐	Emerging growth company
Healthcare Trust of America Holdings, LP	☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Healthcare Trust of America, Inc.	☐
Healthcare Trust of America Holdings, LP	☐

Item 1.01	Entry into a Material Definitive Agreement.
On September 14, 2020, Healthcare Trust of America Holdings, LP (the “Operating Partnership”), the operating partnership subsidiary of Healthcare Trust of America, Inc. (NYSE: HTA) (“HTA” and, together with the Operating Partnership, the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) among the Operating Partnership and HTA, on the one hand, and Wells Fargo Securities, LLC, Jefferies LLC, J.P. Morgan Securities LLC and U.S. Bancorp Investments, Inc. (the “Representatives”), on the other hand. The Underwriting Agreement relates to the issuance of $800.0 million in aggregate principal amount of the Operating Partnership’s 2.000% Senior Notes due 2031 (the “2031 Notes”) in a public offering (the “Offering”) through underwriters represented by the Representatives. The Underwriting Agreement contains customary representations, warranties and covenants by the Company, customary conditions to closing, indemnification obligations of the Company and the underwriters, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties and termination provisions.
The 2031 Notes will be registered under the Securities Act on the Company’s automatic shelf registration statement on Form
S-3
(File
No. 333-223172),
filed with the Securities and Exchange Commission (the “Commission”) on February 23, 2018, as amended by post-effective amendment No. 1 thereto, filed with the Commission on September 5, 2019 (collectively, the “Registration Statement”). The 2031 Notes will be issued pursuant to an indenture (the “2031 Notes Indenture”), among the Operating Partnership, as issuer, HTA, as guarantor, and U.S. Bank National Association, as trustee. The 2031 Notes Indenture will contain various restrictive covenants, including limitations on the Operating Partnership’s ability to incur additional indebtedness, requirements to maintain a pool of unencumbered assets and requirements to maintain insurance with financially sound and reputable insurance companies.
The net proceeds of the Offering will be approximately $786.9 million, excluding accrued interest and after deducting the underwriting discount and estimated offering expenses. The Operating Partnership intends to use the net proceeds of the Offering (i) to redeem all of the Operating Partnership’s outstanding 3.70% Senior Notes due 2023 (the “2023 Notes”), (ii) to repay a portion of the outstanding indebtedness under the Operating Partnership’s unsecured revolving credit and term loan facility and (iii) for general corporate purposes, including, without limitation, working capital and investment in real estate.
The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, filed as Exhibit 1.1 hereto and incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.
Notice of Redemption of 2023 Notes
On September 15, 2020, the Company gave notice of optional full redemption pursuant to the Indenture, dated as of March 28, 2013 (the “2023 Notes Indenture”), among the Operating Partnership, HTA and U.S. Bank National Association, as trustee, that the Company has elected to redeem (the “2023 Notes Redemption”) on September 28, 2020 (the “2023 Notes Redemption Date”) all of its outstanding 2023 Notes. We expect to redeem the 2023 Notes at the redemption price specified in the 2023 Notes Indenture, which will be determined based on the Adjusted Treasury Rate (as defined in such 2023 Notes Indenture) on the third business day prior to the 2023 Notes Redemption Date, plus accrued and unpaid interest thereon up to, but not including, the 2023 Notes Redemption Date.
A copy of the notice of optional full redemption is furnished with this Current Report on
Form 8-K as
Exhibit 99.1 and is incorporated herein by reference. This Current Report on Form
8-K
does not constitute a notice of redemption under the 2023 Notes Indenture. The information included in this Section 7.01 of this Current Report on Form
8-K,
including Exhibit 99.1, is deemed “furnished” and not filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
This Current Report on
Form 8-K contains
forward-looking statements. Forward-looking statements include all statements that are not historical statements of fact and those regarding the Company’s intent, belief or expectations, including, but not limited to, statements regarding the intention to consummate the offering of the 2031 Notes and the 2023 Notes Redemption. These statements are based on the Company’s current expectations and beliefs and are subject to a number of risks and uncertainties that could lead to actual results differing materially from those projected, forecasted or expected. Although the Company believes that the assumptions underlying the forward-looking statements are reasonable, it can give no assurance that its expectations will be attained. Factors which could have a material adverse effect on the Company’s expectations include, but are not limited to their ability to consummate the offering of the 2031 Notes and any additional factors identified in the Company’s filings with the Commission, including the financial statements and related notes as well as the “Risk Factors” section in the Company’s most recent Annual Report on Form
10-K,
as updated by the subsequent filings under the Exchange Act. The Company expressly disclaims any obligation to update or revise any information in this Current Report on
Form 8-K,
including forward-looking statements, whether to reflect any change in their expectations, any change in events, conditions or circumstances, or otherwise.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

1.1
Underwriting Agreement, dated September 14, 2020, among Healthcare Trust of America Holdings, LP, Healthcare Trust of America, Inc., and Wells Fargo Securities, LLC, Jefferies LLC, J.P. Morgan Securities LLC and U.S. Bancorp Investments, Inc. as representatives of the several underwriters named therein.

99.1	Notice of Optional Full Redemption relating to the 2023 Notes issued September 15, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Healthcare Trust of America, Inc.

Date: September 15, 2020	By:	/s/ Scott D. Peters
	Name:	Scott D. Peters
	Title:	Chief Executive Officer, President and Chairman

Healthcare Trust of America Holdings, LP

	By:	Healthcare Trust of America, Inc.,
its General Partner

Date: September 15, 2020	By:	/s/ Scott D. Peters
	Name:	Scott D. Peters
	Title:	Chief Executive Officer, President and Chairman